Exhibit 10.11

FORM OF CONVERT
SECURITY AND PLEDGE AGREEMENT

SECURITY AND PLEDGE AGREEMENT, dated as of   [__], 2024 (this “Agreement”), made by AJA HOLDCO, INC., a corporation organized under the laws of the State of Delaware with offices located at 51 Astor Place, 10th Floor, New York, New York 10003 (the “Company”), and each of the undersigned direct and indirect and direct Subsidiaries (as defined below) of the Company from time to time, if any (each a “Grantor” and together with the Company, collectively, the “Grantors”), in favor of Allegro Management LLC with offices located at c/o Allegro Opportunities LLC, 17 State Street, Suite 2130, New York, NY 10004, in its capacity as collateral agent (together with its successors and assignees, in such capacity, the “Collateral Agent”) for the Noteholders (as defined below) party to the Securities Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company is party to that certain Securities Purchase Agreement, dated as of February [____ __], 2024 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, the “Securities Purchase Agreement”) by and among the Company, ARYA Sciences Acquisition Corp IV and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (each a “Buyer” and collectively, the “Buyers”), pursuant to which the Company shall sell, and the Buyers shall purchase or have the right to purchase, the “Notes” issued pursuant thereto (as such Notes may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time in accordance with the terms thereof, collectively, the “Notes”);

WHEREAS, certain Grantors (other than the Company) from time to time (each a “Guarantor” and collectively, the “Guarantors”) may execute and deliver one or more guarantees (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, each, a “Guaranty” and collectively, the “Guaranties”) in favor of the Collateral Agent, for the ratable benefit of itself and the Noteholders, with respect to the Company’s obligations under the Securities Purchase Agreement, the Notes and the other Transaction Documents (as defined in the Securities Purchase Agreement);

WHEREAS, it is a condition precedent to the Buyers’ obligation to purchase the Notes that the Grantors shall have executed and delivered to the Collateral Agent this Agreement providing for the grant to the Collateral Agent, for the ratable benefit of itself and the Noteholders, of a valid, enforceable, and perfected security interest in all personal property of each Grantor to secure all of the Company’s obligations under the Transaction Documents and the Guarantors’ obligations under the Guaranties, as applicable; and

WHEREAS, the Grantors are Affiliates that are part of a common enterprise such that each Grantor will derive substantial direct and indirect financial and other benefits from the consummation of the transactions contemplated under the Transaction Documents and, accordingly, the consummation of such transactions are in the best interests of each Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, as follows:

SECTION 1.          Definitions.

(a)
Reference is hereby made to the Securities Purchase Agreement and the Notes for a statement of the terms thereof.  All terms used in this Agreement and the recitals hereto which are defined in the Securities Purchase Agreement, the Notes or in the Code, and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of the Code except as the Collateral Agent may otherwise determine in its sole and absolute discretion.

(b)
Without limiting the generality of, and subject to the proviso at the end of, Section 1(a) of this Agreement, the following terms shall have the respective meanings provided for in the Code:  “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Security”, “Record”, “Security Account”, “Software”, “Supporting Obligations” and “Uncertificated Securities”.

(c)
As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

 “Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, 11 U.S.C §§ 101 et seq. (or other applicable bankruptcy, insolvency or similar laws).

“Bankruptcy Event of Default” shall have the meaning set forth in the Note.

 “Buyer” or “Buyers” shall have the meaning set forth in the recitals hereto.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock (including, without limitation, any warrants, options, rights or other securities exercisable or convertible into equity interests or securities of such Person), and (ii) with respect to any Person that is not an individual or a corporation, any and all partnership, membership, trust or other equity interests of such Person.

“Closing Date” means the date the Company initially issues the Notes pursuant to the terms of the Securities Purchase Agreement.

“Code” means Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Code” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Collateral” shall have the meaning set forth in Section 3(a) of this Agreement.

“Collateral Agent” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Controlled Account Agreement” means a deposit account control agreement or securities account control agreement with respect to a Pledged Account, pursuant to which the Collateral Agent is granted control over such Pledged Account in a manner that perfects its security interest in such Pledged Account under applicable law, all in form and substance satisfactory to the Collateral Agent, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Controlled Account Bank” shall have the meaning set forth in Section 6(i) of this Agreement.

“Controlled Accounts” means the Deposit Accounts, Commodity Accounts, Securities Accounts of the Grantors listed on Schedule IV attached hereto.

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by any Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Event of Default” shall have the meaning set forth in Section 4(a) of the Notes.

“Excluded Collateral” means, collectively, (i) Excluded Equity, (ii) any permit, contract, lease, franchise, license, general intangible or any contractual obligation entered into by a Grantor (A) that prohibits, constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto to terminate such permit, contract, leases, franchise, license, general intangible or contractual obligations or requires the consent of any Person other than the Company and its Affiliates which has not been obtained as a condition to the creation by such Grantor of a Lien on an right, title or interest in such permit, contract, lease, franchise, license, general intangible or contractual obligation, (B) to the extent that any requirement of law applicable thereto prohibits the creation of a Lien thereon or (C) to the extent that a Lien thereon would give any other party a right to terminate such license, permit, general intangible or contractual obligation, but only, with respect to the prohibition in (A), (B) and (C), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other requirement of law (after giving effect to the applicable anti-assignment provisions of the UCC) and other than proceeds and receivables thereof, and (iii) any United States intent-to-use trademark applications prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto to the extent that, and solely during the period in which, the grant, attachment or perfection of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications or any registrations resulting therefrom under applicable federal law; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

“Excluded Equity” means such portion of the voting Capital Stock of any Foreign Subsidiary in excess of 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary at any time the pledging of more than 65% of the total outstanding voting Capital Stock of such Foreign Subsidiary would result in a material adverse tax consequence to a Grantor.

“Excluded Subsidiary” means any Subsidiary of the Company that (a) is a Foreign Subsidiary, (b) does not own any Intellectual Property and (c) does not have assets which are material to the business of the Company and its Subsidiaries taken as a whole. Based upon information disclosed to Buyers as of the date hereof, Adagio Medical GmbH, a company organized under the laws of Germany, is an Excluded Subsidiary, and shall remain an Excluded Subsidiary so long as it satisfies the foregoing requirements under this definition.

“Foreign Subsidiary” means any Subsidiary of a Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof, Puerto Rico or the District of Columbia.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local, foreign or other political subdivision thereof or thereto and any department, commission, board, bureau, court, tribunal, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranteed Obligations” shall have the meaning set forth in Section 2 of each Guaranty.

“Guarantor” or “Guarantors” shall have the meaning set forth in the recitals hereto.

“Guaranty” or “Guaranties” shall have the meaning set forth in the recitals hereto.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law or law for the relief of debtors, any proceeding relating to assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or any proceeding seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means, collectively, all intellectual property rights and assets, and all rights, interests and protections that are associated with any of the foregoing, however arising, under the applicable laws of any jurisdiction throughout the world, whether registered or unregistered, including, without limitation, any and all: (a) Trademarks; (b) internet domain names, whether or not trademarks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content; (c) accounts with YouTube, LinkedIn, Twitter, Instagram, Facebook and other social media companies and the content found thereon (to the extent that such accounts and content are transferable pursuant to the terms, conditions, and policies of each applicable social media platform); (d) Copyrights; (e) Patents; and (f) business and technical information, databases, data collections and other confidential and proprietary information and all rights therein, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement required to be delivered pursuant to Section 6(h)(i) of this Agreement, substantially in the form attached hereto as Exhibit A.

 “Licenses” means, collectively, the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, lien, pledge, charge, security interest, adverse claim or other encumbrance upon or in any property or assets.

“Note Documents” means, collectively, this Agreement, as amended, modified, supplemented, renewed, restated or replaced, the Securities Purchase Agreement, the Notes, each Guaranty and the other Security Documents.

“Material Subsidiary” means any Subsidiary other than an Excluded Subsidiary.

“Noteholders” means, at any time, the holders of the Notes at such time.

“Notes” shall have the meaning set forth in the recitals hereto.

“Obligations” shall have the meaning set forth in Section 4 of this Agreement.

 “Paid in Full” or “Payment in Full” means the payment in full in cash of all of the Obligations (other than contingent and indemnification obligations for which no claim has been asserted); provided, that, no written demand has been received by Collateral Agent within ninety (90) days of such payment for the return of such payment, or any part thereof, as a preferential or fraudulent transfer pursuant to the Bankruptcy Code or any state law equivalent. If a demand under preceding proviso is received, the Obligations will not be considered “Paid in Full” until the earlier of such demand being withdrawn or denied, and if payment is returned in connection with such demand, the Obligations will not be considered “Paid in Full” until such time, if ever, that the payment in full in cash of all of the Obligations is subsequently satisfied.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, and industrial designs (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, and industrial designs described in Schedule II hereto) (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, reexaminations, divisions, continuations, continuations in part and extensions or renewals thereof.

“Perfection Requirement” or “Perfection Requirements” shall have the meaning set forth in Section 5(j) of this Agreement.

“Permitted Liens” shall have the meaning set forth in the Notes.

“Pledged Accounts” means all of each Grantor’s right, title and interest in all of its Deposit Accounts, Commodity Accounts and Securities Accounts (in all cases, including, without limitation, all Controlled Accounts.

“Pledged Collateral” shall have the meaning set forth in Section 2(a).

“Pledged Debt” shall have the meaning set forth in Section 2(a).

“Pledged Entity” means, each Person listed from time to time on Schedule IV hereto as a “Pledged Entity,” together with each other Person, any right in or interest in or to all or a portion of whose Securities or Capital Stock is acquired or otherwise owned by a Grantor after the date hereof.

“Pledged Equity” means all of each Grantor’s right, title and interest in and to all of the Securities and Capital Stock, excluding Excluded Equity, now or hereafter owned by such Grantor (including, without limitation, those interests listed opposite the name of such Grantor on Schedule IV), regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including, without limitation, any certificates representing such Securities and/or Capital Stock, the right to receive any certificates representing any of such Securities and/or Capital Stock, all warrants, options, subscription, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Pledged Operating Agreements” means all of each Grantor’s rights, powers and remedies under the limited liability company operating agreements of each of the Pledged Entities that is a limited liability company, as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the general or limited partnership agreements of each of the Pledged Entities that is a general or limited partnership, as may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

“Pledged Securities” means any Promissory Notes, stock certificates, limited liability membership interests or other Securities, certificates or Instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

 “Securities Purchase Agreement” shall have the meaning set forth in the recitals hereto.

 “Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses, contracts or agreements (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, assumed names, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by any Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, assumed names, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks.

SECTION 2.          Pledge of Pledged Collateral

(a)
As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under all of the following, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired: (i) the Pledged Equity; (ii) all Promissory Notes, Security and Instruments evidencing debt now owned or at any time hereafter acquired by it (including, without limitation, those listed opposite the name of such Grantor on Schedule IV) (the “Pledged Debt”); (iii) subject to Section 2(g) and 2(h), all payments of principal or interest, dividends, distributions, cash, Promissory Notes, Securities, Instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and the Pledged Debt; (iv) all rights and privileges of such Grantor with respect to the Securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of, and Security Entitlements in respect of, any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”); provided that the Pledged Collateral shall not include any item referred to in clauses (i) through (v) above if, for so long as and to the extent such item constitutes Excluded Collateral.

(b)
On the Closing Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Closing Date) or on the date on which it becomes a party to this Agreement pursuant to Section 6(m) (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities (other than any Uncertificated Securities, but only for so long as such Securities remain uncertificated) to the extent such Pledged Securities, in the case of Promissory Notes and other Instruments evidencing debt, are required to be delivered pursuant to Section 2(c).  Thereafter, whenever such Grantor acquires any other Pledged Security (other than any Uncertificated Securities, but only for so long as such Uncertificated Securities remain uncertificated), such Grantor shall promptly, and in any event within 30 days (or such longer period as the Collateral Agent may agree to in writing), deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral hereunder to the extent such Pledged Securities, in the case of Promissory Notes and Instruments evidencing debt, are required to be delivered pursuant to Section 2(c).

(c)
Each Grantor will cause all debt for borrowed money in an aggregate principal amount of $250,0000 or more owed to such Grantor by any other Person to be evidenced by a duly executed Promissory Note, and shall cause each such Promissory Note to be pledged and delivered to the Collateral Agent, (i) on the date hereof, in the case of any such debt existing on the date hereof (or, in the case of any Grantor that becomes a party hereto after the date hereof, on the date such Grantor becomes a party hereto, in the case of any such debt existing on such date) or (ii) promptly following the incurrence thereof, in the case of any such debt incurred after the date hereof (or such other date), in each case pursuant to the terms hereof.

(d)
Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to Section 2(b) and/or 2(c) shall be accompanied by undated stock or note powers duly executed by the applicable Grantor in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request in order to effect the transfer of such Pledged Securities and (ii) all other property comprising part of the Pledged Collateral required to be delivered pursuant to Section 2(b) and/or 2(c) shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request in order to effect transfer of such Pledged Collateral.  Each delivery of Pledged Securities or other Pledged Collateral shall be accompanied by a schedule describing such Pledged Securities or Pledged Collateral, as the case may be, which schedule shall be deemed to supplement Schedule IV and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

(e)
The assignment, pledge, Lien, and security interest granted in Section 2(a) are granted as security only and shall not subject the Collateral Agent or any Buyer to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral.

(f)
If an Event of Default shall occur and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Grantors of its intent to exercise such rights, (a) the Collateral Agent, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent or into the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and (b) to the extent permitted by the documentation governing such Pledged Securities and applicable law, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.  Each Grantor will promptly give to the Collateral Agent copies of any material notices received by it with respect to Pledged Securities registered in the name of such Grantor.  Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2(f).

(g)
Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Grantors that the rights of the Grantors under this Section 2(g) are being suspended:

(i)
Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement and the other Transaction Documents.

(ii)
The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 2(g)(i), in each case as shall be specified in such request.

(iii)
Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, the other Transaction Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding equity interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Collateral Agent and shall, to the extent required by Section 2(b) and/or 2(c) be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or documents set forth in Section 2(d) or as otherwise reasonably requested by the Collateral Agent).  So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(h)
Upon the occurrence and during the continuance of an Event of Default and, other than in the case of a Bankruptcy Event of Default,  the Collateral Agent shall have notified the Grantors of the suspension of the rights of the Grantors under Section 2(g)(iii), all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2(g)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions as part of the Pledged Collateral, subject to Section 2(k) and the last sentence of this Section 2(h).  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of Section 2(g) or this Section 2(h) shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of Section 2(g) and/or this Section 2(h) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Obligations and shall be applied in accordance with the provisions of Section 8. After all Events of Default have been cured or waived, and the Grantors have delivered to the Collateral Agent a certificate of an executive officer to such effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2(g)(iii) in the absence of an Event of Default and that remain in such account.

(i)
Upon the occurrence and during the continuance of an Event of Default and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Grantors of the suspension of the rights of the Grantors under Section 2(g)(i), all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2(g)(i), and the obligations of the Collateral Agent under Section 2(g)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers subject to Section 2(k) and the last sentence of this Section 2(i); provided that, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.  After all Events of Default have been cured or waived, and the Grantors have delivered to the Collateral Agent a certificate of an executive officer to such effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2(g)(i), and the obligations of the Collateral Agent under Section 2(g)(ii) shall be reinstated.

(j)
Any notice given by the Collateral Agent to the Grantors under Section 2(f) or Section 2(g) (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2(g)(i) or 2(g)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

(k)

Nothing contained in this Agreement shall be construed to make the Collateral Agent or any Buyer liable as a member of any limited liability company or as a partner of any partnership, and neither the Collateral Agent nor any Buyer by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership.  The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any Buyer, any Grantor and/or any other Person.

SECTION 3.          Grant of Security Interest

(a)
As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in, all of such Grantor’s right, title and interest in, to and under all personal property and assets of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind, nature and description, whether tangible or intangible (together with the Pledged Collateral, the “Collateral”), including, without limitation, the following:

(i)
all Accounts;

(ii)
all Chattel Paper (whether tangible or Electronic Chattel Paper);

(iii)
all Commercial Tort Claims, including, without limitation, those specified on Schedule VI hereto;

(iv)
all Documents;

(v)
all Equipment;

(vi)
all Fixtures;

(vii)
all General Intangibles (including, without limitation, all Payment Intangibles);

(viii)
all Goods;

(ix)
all Instruments;

(x)
all Inventory;

(xi)
all Investment Property (and, regardless of whether classified as Investment Property under the Code, all Pledged Equity, Pledged Operating Agreements and Pledged Partnership Agreements);

(xii)
all Intellectual Property and all Licenses;

(xiii)
all Letter-of-Credit Rights;

(xiv)
all Pledged Accounts, all cash and other property from time to time deposited therein, and all monies and property in the possession or under the control of the Collateral Agent or any Noteholder or any Affiliate, representative, agent or correspondent of the Collateral Agent or any such Noteholder;

(xv)
all Supporting Obligations;

(xvi)
all other tangible and intangible personal property of each Grantor (whether or not subject to the Code), including, without limitation, all Deposit Accounts and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of any Grantor described in the preceding clauses of this Section 3(a) (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by each Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of any Grantor or any other Person from time to time acting for any Grantor, in each case, to the extent of such Grantor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3(a) or are otherwise necessary or helpful in the collection or realization thereof; and

(xvii)
all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever any Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

(b)
Notwithstanding anything herein to the contrary, the term “Collateral” shall not include any Excluded Collateral.

SECTION 4.          Security for Obligations.  The Lien and security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether direct or indirect, absolute or contingent, and whether now existing or hereafter incurred (collectively, the “Obligations”):

(a)
(i) the payment by the Company and each other Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Securities Purchase Agreement, this Agreement, the Notes and the other Note Documents, and (ii) in the case of the Guarantors, the payment by such Guarantors, as and when due and payable of all Guaranteed Obligations under the Guaranties, including, without limitation, in both cases, (A) all principal of, interest, make-whole and other amounts on the Notes (including, without limitation, all interest, make-whole and other amounts that accrues after the commencement of any Insolvency Proceeding of any Grantor, whether or not the payment of such interest is enforceable or is allowable in such Insolvency Proceeding), and (B) all fees, interest, premiums, penalties, contract causes of action, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under this Agreement or any of the other Note Documents; and

(b)
the due and punctual performance and observance by each Grantor of all of its other obligations from time to time existing in respect of any of the Note Documents, including without limitation, with respect to any conversion or redemption rights of the Noteholders under the Notes.

SECTION 5.          Representations and Warranties.  Each Grantor represents and warrants as follows:

(a)
Schedule I hereto sets forth as of the date hereof (i) the exact legal name of each Grantor, and (ii) the state of incorporation, organization or formation and the organizational identification number of each Grantor in such state.  The information set forth in Schedule I hereto with respect to such Grantor is true and accurate as of the date hereof.  Such Grantor has not previously changed its name (or operated under any other name), jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule I hereto.

(b)
There is no pending or, to its knowledge, written notice threatening any action, suit, proceeding or claim affecting any Grantor before any Governmental Authority or any arbitrator, or any order, judgment or award issued by any Governmental Authority or arbitrator, in each case, that may adversely affect the grant by any Grantor, or the perfection, of the Lien and security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

(c)
All material tax returns and other reports required by applicable law to be filed by any Grantor with any Governmental Authority have been filed, or extensions have been obtained, and all material taxes, assessments and other governmental charges or levies imposed upon any Grantor or any property of any Grantor that are required to be paid by any Grantor on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings.

(d)
All Equipment, Fixtures, Goods and Inventory of each Grantor now existing are, and all Equipment, Fixtures, Goods and Inventory of each Grantor hereafter existing will be, located and/or based at the addresses specified therefor in Schedule III hereto, except that each Grantor will give the Collateral Agent written notice of any change in the location of any such Collateral within thirty (30) days of such change, other than to locations set forth on Schedule III hereto or in transit with common carriers or temporarily out for repair or in the possession of contract manufacturers and other service providers or in the temporary possession of employees outside of such locations under the ordinary course of business consistent with past practice (and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon).  Each Grantor’s principal place of business and chief executive office, the place where each Grantor keeps its Records concerning the Collateral and all originals of all Chattel Paper in which any Grantor has any right, title or interest are located at the addresses specified therefor in Schedule III hereto.  None of the Accounts in which any Grantor has any right, title or interest is or will be evidenced by Promissory Notes or other Instruments.

(e)
Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of (i) all Pledged Debt, specifying the debtor thereof and the outstanding principal amount thereof as of the Closing Date, Securities and other Instruments in which any Grantor has any right, title or interest, and (ii) each Pledged Account of each Grantor, together with the name and address of each institution at which each such Pledged Account is maintained, the account number for each such Pledged Account and a description of the purpose of each such Pledged Account.  Set forth in Schedule II hereto is a complete and correct list as of the date hereof of each trade name used by each Grantor and the name of, and each trade name used by, each Person from which each Grantor has acquired any substantial part of the Collateral. All of the Pledged Debt, to the best of the Grantors’ knowledge (provided that no such knowledge qualification applies to Pledged Debt issued by a Grantor or a Subsidiary), is the legal, valid and binding obligation of the issuer thereof, enforceable against such issuer in accordance with its terms.

(f)
Set forth on Schedule II is a complete and correct list of the material Licenses (excluding Licenses to commercially available software) of the Grantors existing on the date of this Agreement.

(g)
Each Grantor owns and controls, or otherwise possesses adequate rights to use, all of its Intellectual Property, except as would not have a material adverse effect on the business of such Grantor.  Schedule II hereto sets forth a true and complete list of all Intellectual Property registrations and applications for grant or registration of Intellectual Property owned by each Grantor as of the date hereof.  To the knowledge of each Grantor, all Intellectual Property which is necessary to the business of such Grantor is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part.  Except as set forth in Schedule II, no Grantor has any knowledge of any infringement upon or conflict with the Patent, Trademark, Copyright, trade secret rights of others and, to the knowledge of each Grantor, each Grantor is not now infringing or in conflict with any Patent, Trademark, Copyright, trade secret or similar rights of others, and to the knowledge of each Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by each Grantor, in each case, except as would not have a material adverse effect on the business of such Grantor.  No Grantor has received any notice that it is violating or has violated the Trademarks, Patents, Copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party, in each case, except as would not have a material adverse effect on the business of such Grantor.

(h)
Each Grantor is and will be at all times the sole and exclusive owner of the Collateral in which such Grantor has granted a Lien and security interest hereunder free and clear of any Liens, except for (i) Permitted Liens thereon and (ii) certain Intellectual Property rights of the Company which is jointly owned by the Company with certain third parties as described in Schedule II hereto.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as (i) may have been filed in favor of the Collateral Agent and/or the Noteholders relating to this Agreement or the other Transaction Documents, or (ii) relate to Permitted Liens.

(i)
The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting any Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties other than as granted pursuant to this Agreement.

(j)
No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, is required for (i) the grant by each Grantor, or the perfection, of the Lien and security interest purported to be created hereby in the Collateral, or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except for (A) the filing under the Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to all Pledged Accounts, and all cash and other property from time to time deposited therein, the execution of a Controlled Account Agreement with the depository or other institution with which the applicable Pledged Accounts are maintained, as provided in Section , (C) with respect to Commodity Contracts, the execution of a control agreement with the commodity intermediary with which such Commodity Contract is carried, as provided in Section , (D) with respect to the perfection of the security interest created hereby in the United States Intellectual Property and Licenses, the recording of the appropriate Intellectual Property Security Agreement in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (E) with respect to the perfection of the security interest created hereby in foreign Intellectual Property and Licenses, registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to such foreign Intellectual Property and Licenses, (F) with respect to the perfection of the security interest created hereby in any Letter-of-Credit Rights, the consent of the issuer of the applicable letter of credit to the assignment of proceeds as provided in the Code as in effect in the applicable jurisdiction, (G) with respect to Investment Property constituting uncertificated securities, the applicable Grantor causing the issuer thereof either (i) to register the Collateral Agent as the registered owner of such securities or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such securities originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent, (H) with respect to Investment Property constituting certificated securities or instruments, such items to be delivered to and held by or on behalf of the Collateral Agent pursuant hereto in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, (I) with respect to any action that may be necessary to obtain control of Collateral constituting Commodity Contracts, Electronic Chattel Paper or Letter of Credit Rights, the taking of such actions, and (J) the Collateral Agent having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A) through (J) each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

(k)
This Agreement creates in favor of the Collateral Agent a legal, valid and enforceable Lien on and security interest in the Collateral, as security for the Obligations (assuming that this Agreement and the other Transaction Documents are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party thereto).  Such Lien and security interest is (or in the case of Collateral in which any Grantor obtains any right, title or interest after the date hereof, will be), subject only to Permitted Liens and the Perfection Requirements, a first priority (except with respect to liens securing Permitted Senior Indebtedness), valid, enforceable and perfected Lien on and security interest in all personal property of each Grantor (other than Excluded Collateral).

(l)
As of the date hereof, no Grantor holds any Commercial Tort Claims having a value in excess of $100,000 or has knowledge of any pending Commercial Tort Claims having a value in excess of $100,000, except for the Commercial Tort Claims described in Schedule VI.

(m)
All of the Pledged Equity is presently owned by the applicable Grantor as set forth in Schedule IV free and clear of all Liens other than Permitted Liens, and is presently represented by the certificates listed on Schedule IV hereto (if applicable).  As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Equity other than as contemplated and permitted by the Transaction Documents.  Each Grantor is the sole holder of record and the sole beneficial owner of the Pledged Equity, as applicable.  None of the Pledged Equity has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.  The Pledged Equity constitutes 100% or such other percentage as set forth on Schedule IV of the issued and outstanding shares of Capital Stock of the applicable Pledged Entity. All of the Pledged Equity has been duly and validly authorized and issued by the issuer thereof and in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), is fully paid and non-assessable.

(n)
Such Grantor (i) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (ii) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Agreement and each other Transaction Document to which such Grantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect.

(o)
The execution, delivery and performance by each Grantor of this Agreement and each other Transaction Document to which such Grantor is a party (i) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (ii) do not and will not contravene its charter or by-laws, limited liability company or operating agreement, certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on such Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Transaction Document) upon or with respect to any of its assets or properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its assets or properties, except, in the case of clause (iv) as would not reasonably be expected to result in a Material Adverse Effect.

(p)
This Agreement has been duly executed and delivered by each Grantor and is the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law). Each of the other Transaction Documents to which any Grantor is or will be a party, when delivered, duly executed and delivered by such Grantor and the legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

SECTION 6.          Covenants as to the Collateral.  Until all of the Obligations shall have been fully performed and Paid in Full, unless the Collateral Agent shall otherwise consent in writing (in its sole and absolute discretion):

(a)
Further Assurances.  Each Grantor will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Collateral Agent may reasonably request in order to: (i) perfect and protect the Lien and security interest of the Collateral Agent created hereby; (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral, including, without limitation, the Controlled Accounts; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel Paper and, at the request of the Collateral Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such Chattel Paper or Collateral is subject to the Lien and security interest created hereby, (B) delivering and pledging to the Collateral Agent each Promissory Note, Security (subject to the limitations set forth in Section 3), Chattel Paper or other Instrument, in each case having a value in excess of $100,000, now or hereafter owned by any Grantor, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent, (C) executing and filing (to the extent, if any, that any Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, as may be necessary or  that the Collateral Agent may reasonably request in order to perfect and preserve the security interest created hereby, (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as the Collateral Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Collateral Agent’s security interest created hereby and obtaining a written acknowledgment from such Person, in form and substance reasonably satisfactory to the Collateral Agent, that such Person holds possession of the Collateral for the benefit of the Collateral Agent (for the ratable benefit of the Collateral Agent and the Noteholders), (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim having a value in excess of $100,000, promptly notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a Lien and security interest therein and in the Proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance reasonably satisfactory to the Collateral Agent and (G) taking all actions required by the Code or by other law, as applicable, in any relevant Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)
Location of Collateral.  Each Grantor will keep the Collateral (i) at the locations specified therefor on Schedule III hereto, or (ii) at such other locations set forth on Schedule III or in transit with common carriers or temporarily out for repair or in the possession of contract manufacturers and other service providers or in the temporary possession of employees outside of such locations under the ordinary course of business consistent with past practice (and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon), or (iii) at such other locations in the United States, provided that thirty (30) days prior to any change in the location of any Collateral to such other location, or upon the acquisition of any Collateral to be kept at such other locations, the Grantors shall give the Collateral Agent written notice thereof and deliver to the Collateral Agent a new Schedule III indicating such new locations and such other written statements and schedules as the Collateral Agent may require.

(c)
Condition of Equipment.  Each Grantor will maintain or cause to be maintained and preserved in good condition, repair and working order, ordinary wear and tear and casualty excepted, the Equipment (necessary or useful to its business) and will forthwith, or in the case of any loss or damage to any such Equipment of any Grantor within a commercially reasonable time after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable, consistent with past practice, or which the Collateral Agent may request to such end.  Any Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any such loss or damage in excess of $50,000 per occurrence to any Equipment.

(d)
Each Grantor agrees to pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon, and all material claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings

(e)
Insurance.

(i)
Each Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks, in such form and with responsible and reputable insurance companies or associations as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.

(ii)
To the extent requested by the Collateral Agent at any time and from time to time, each such policy shall (A) name the Collateral Agent as an additional insured party and/or loss payee, as applicable, thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as its interests may appear, and (B) provide that at least 30 days’ (or 10 days in the case of non-payment of premium) prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer.  Any Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance (including certificates demonstrating compliance with this Section 6(e)) and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Any Grantor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and use commercially reasonable efforts to cause the respective insurers to acknowledge notice of such assignment.

(iii)
Following and during the continuance of an Event of Default, all insurance payments in respect of each Grantor’s properties and business shall, at the written request of the Collateral Agent, be paid to the Collateral Agent and applied as specified in Section hereof.

(f)
Provisions Concerning Name, Organization, Location, Accounts and Licenses.

(i)
Each Grantor will (A) give the Collateral Agent at least ten (10) days’ prior written notice of any change in such Grantor’s name, identity or organizational structure, (B) maintain its jurisdiction of incorporation, organization or formation as set forth in Schedule I hereto, (C) promptly notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number, and (D) keep adequate records concerning the Collateral and permit representatives of the Collateral Agent during normal business hours on reasonable notice to such Grantor, to inspect and make abstracts from such records.

(ii)
The Collateral Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to any Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of any Grantor and to the extent permitted by applicable law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any Grantor might have done.  After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce any Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including, without limitation, Instruments) received by any Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder (for the ratable benefit of the Collateral Agent and the Noteholders), shall be segregated from other funds of any Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied as specified in Section hereof, and (B) no Grantor will adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon.  In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (in its sole and absolute discretion) direct any or all of the banks and financial institutions with which any Grantor either maintains a Deposit Account or a lockbox (including, without limitation, any Controlled Account) or deposits the proceeds of any Accounts to send promptly to the Collateral Agent by wire transfer (to such deposit account as the Collateral Agent shall specify, or in such other manner as the Collateral Agent shall direct) all or a portion of such Securities, cash, investments and other items held by such institution.  Any such Securities, cash, investments and other items so received by the Collateral Agent shall be applied as specified in accordance with Section hereof

(iii)
Each Grantor will duly perform and observe all of its material obligations under each material License and will take commercially reasonable actions to maintain such Licenses in full force and effect.

(g)
Other Liens.  No Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral other than a Permitted Lien.

(h)
Intellectual Property.

(i)
If applicable, each Grantor shall duly execute and deliver the applicable Intellectual Property Security Agreement.  Each Grantor will, and will use  commercially reasonable efforts to cause its licensees to, maintain the Intellectual Property necessary for the conduct of its business in full force and effect; provided, however, that no Grantor shall have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that is no longer necessary or material or has been, or is in the process of being, discontinued, abandoned or terminated in the ordinary course of business and consistent with the exercise of reasonable business judgment, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement and does not have a material adverse effect on the business of any Grantor or (C) that is substantially the same as other Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement and does not have a material adverse effect on the business of any Grantor.  Each Grantor will take commercially reasonable actions before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property and application for registration of Intellectual Property that is owned by the Grantor and necessary for the conduct of its business (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental charges or fees.  If any Intellectual Property necessary for the conduct of the Grantor’s business (other than Intellectual Property described in the proviso to the second sentence of subsection (i) of this clause (h)) is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) promptly take such actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property.  Each Grantor shall furnish to the Collateral Agent from time to time upon its reasonable request statements and schedules further identifying and describing any registrations or applications of Patent, Trademark or Copyright newly filed or acquired by the Grantor, following receipt by the Collateral Agent of any such statements or schedules, each Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property, as the case may be, which is or hereafter becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the reasonable judgment of the Collateral Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement.  Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, no Grantor may abandon, surrender or cancel or otherwise permit any material Intellectual Property to become abandoned, surrendered, cancelled or invalid without the prior written consent of the Collateral Agent (in its sole and absolute discretion), and if any material Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, each Grantor will take such reasonable action as the Collateral Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

(ii)
Upon request of the Collateral Agent, any Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in any registrations or applications of Patents, Trademark or Copyright newly filed or acquired by the Grantor and the General Intangibles of any Grantor relating thereto or represented thereby, and each Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until all Obligations are fully performed and Paid in Full.

(i)
[Reserved]

(j)
Pledged Accounts. Section 14(p) of the Notes is hereby incorporated by reference.

(k)
Control.  Each Grantor hereby agrees to take any or all action that may be reasonably necessary or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain “control” in accordance with Sections 9-105 through 9-107 of the Code with respect to the following Collateral:  (i) Electronic Chattel Paper, (ii) Investment Property, and (iii) Letter-of-Credit Rights, in each case, having a value in excess of $250,000.

(l)
Inspection and Reporting.  Each Grantor shall permit the Collateral Agent, or any agent or representatives thereof or such attorneys, accountant or other professionals or other Persons as the Collateral Agent may designate (at Grantors’ sole cost and expense), in each case (except during the continuation of an Event of Default) during normal business hours on reasonable notice to such Grantor and in a manner that will not unreasonably burden the business operations of any Grantor,  (i) to examine and make copies of and abstracts from any Grantor’s Records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, Instruments, Accounts, Inventory and other assets of any Grantor from time to time, and (iv) to conduct audits, physical counts, appraisals, valuations and/or examinations at the locations of any Grantor.  Each Grantor shall also permit the Collateral Agent, or any agent or representatives thereof or such attorneys, accountants or other professionals or other Persons as the Collateral Agent may designate to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, attorneys, or independent accountants.

(m)
Future Subsidiaries.  If any Grantor hereafter creates or acquires any Subsidiary (other than an Excluded Subsidiary), within thirty (30) days following the creation or acquisition of such Subsidiary, such Grantor shall (i) if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to become a party to this Agreement as an additional “Grantor” hereunder, (ii) deliver to the Collateral Agent updated Schedules to this Agreement, as appropriate (including, without limitation, an updated Schedule IV to reflect the grant by such Grantor of a Lien on and security interest in all Pledged Debt and Pledged Equity now or hereafter owned by such Grantor), (iii) if such Subsidiary is a Domestic Subsidiary, cause such Subsidiary to duly execute and deliver a guaranty of the Obligations in favor of the Collateral Agent in form and substance acceptable to the Collateral Agent, (iv) deliver to the Collateral Agent the stock certificates representing all of the Capital Stock of such Subsidiary, along with undated stock powers for each such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence reasonably satisfactory to the Collateral Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Collateral Agent, in accordance with Section 8-106 of the Code or any other similar or local or foreign law that may be applicable), and (v) duly execute and/or cause to be delivered to the Collateral Agent, in form and substance acceptable to the Collateral Agent, such opinions of counsel and other documents as the Collateral Agent shall reasonably request with respect thereto; provided, however, that no Grantor shall be required to pledge any Excluded Collateral.  Each Grantor hereby authorizes the Collateral Agent to attach such updated Schedules to this Agreement and agrees that all Pledged Equity and Pledged Debt listed on any updated Schedule delivered to the Collateral Agent shall for all purposes hereunder be considered Collateral. The Grantors agree that the pledge of the shares of Capital Stock acquired by a Grantor of a Foreign Subsidiary (other than an Excluded Subsidiary) may be supplemented by one or more separate pledge agreements, deeds of pledge, share charges, or other similar agreements or instruments, executed and delivered by the relevant Grantor in favor of the Collateral Agent, which pledge agreements will provide for the pledge of such shares of Capital Stock in accordance with the laws of the applicable foreign jurisdiction.  With respect to such shares of Capital Stock, the Collateral Agent may, at any time and from time to time, in its sole discretion, take actions in such foreign jurisdictions that will result in the perfection of the Lien created in such shares of Capital Stock.

SECTION 7.          Additional Provisions Concerning the Collateral.

(a)
To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)
Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, in the Collateral Agent’s discretion, solely following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any action, suit or proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Noteholders with respect to any Collateral, (v) to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Noteholders with respect to any Collateral, and (vi) to verify any and all information with respect to any and all Accounts.  This power is coupled with an interest and is irrevocable until all of the Obligations are fully performed and Paid in Full.

(c)
For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable (but terminable in accordance with this clause (c)), non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property in which such Grantor now or hereafter has any right, title or interest, wherever the same may be located, including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, to the extent that such license is permissible under the Grantor’s agreements with third parties regarding such Intellectual Property and applicable law; provided that (i) such license may be exercised, at the option of the Collateral Agent, only when an Event of Default exists and is continuing, and (ii) any license or sublicense granted by the Collateral Agent to a third party with respect to such Intellectual Property shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and value of the affected Intellectual Property, including provisions requiring the continuing confidential handling of trade secrets, provisions requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software.  Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Securities Purchase Agreement that limit the right of any Grantor to dispose of its property, and Section and Section hereof, so long as no Event of Default shall have occurred and be continuing, any Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business and as otherwise expressly permitted by any of the other Transaction Documents.  In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of any Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property).  Further, upon the full performance and Payment in Full of all of the Obligations, the Collateral Agent (subject to Section hereof) shall release and reassign to any Grantor all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever.  The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Grantor in accordance with the second sentence of this clause (c).  Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal.

(d)
If any Grantor fails to perform any agreement or obligation contained herein beyond the expiration of any applicable cure period, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 9 hereof and such obligation shall be secured by the Collateral.

(e)
The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(f)
Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights or remedies hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder

SECTION 8.          Remedies Upon Event of Default; Application of Proceeds.  If any Event of Default shall have occurred and be continuing:

(a)
The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, in any other Transaction Document or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the ratable benefit of itself and the Noteholders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of its respective Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale (including, without limitation, by credit bid), at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least ten (10) days’ notice to any Grantor of the time and place of any public sale or the time after which any private sale or other disposition of its respective Collateral is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor hereby waives any claims against the Collateral Agent and the Noteholders arising by reason of the fact that the price at which its respective Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that any Grantor may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof.  Each Grantor hereby acknowledges that (i) any such sale of its respective Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (iii) such actions set forth in clauses (i) and (ii) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing, (1) upon written notice to any Grantor from the Collateral Agent after and during the continuance of an Event of Default, such Grantor shall cease any use of the Intellectual Property including in the Collateral for any purpose described in such notice; (2) the Collateral Agent may, at any time and from time to time after and during the continuance of an Event of Default, upon ten (10) days’ prior notice to such Grantor, license, whether general, special or otherwise, and whether on an exclusive or a non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (3) the Collateral Agent may, at any time, pursuant to the authority granted in Section 7 hereof or otherwise (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of such Grantor, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)
Any cash held by the Collateral Agent as Collateral and all Cash Proceeds received by the Collateral Agent in respect of any sale or disposition of or collection from, or other realization upon, all or any part of the Collateral shall be applied as follows (subject to the provisions of the Securities Purchase Agreement): first, to pay any fees, indemnities or expense reimbursements then due to the Collateral Agent (including, without limitation, those described in Section 9 hereof); second, to pay any fees, indemnities or expense reimbursements then due to the Noteholders, on a pro rata basis; third to pay interest due under the Notes owing to the Noteholders, on a pro rata basis; fourth, to pay or prepay principal in respect of the Notes, whether or not then due, owing to the Noteholders, on a pro rata basis; fifth, to pay or prepay any other Obligations, whether or not then due, in such order and manner as the Collateral Agent shall elect, consistent with the provisions of the Securities Purchase Agreement.  Any surplus of such cash or Cash Proceeds held by the Collateral Agent and remaining after the full performance and Payment in Full of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c)
In the event that the proceeds of any such sale, disposition, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Noteholders are legally entitled, each Grantor shall be, jointly and severally, liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable and documented out-of-pocket fees, costs, expenses and other charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(d)
To the extent that applicable law imposes duties on the Collateral Agent to exercise rights and remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of brokers, investment bankers, consultants, attorneys and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of rights and remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this section.  Without limitation of the foregoing, nothing contained in this section shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

(e)
The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that any Grantor lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 9.          Indemnity and Expenses. Section 9(k) and Section 4(v) of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 10.          Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, first-class postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to any Grantor, to the Company’s address, or if to the Collateral Agent or any Noteholder, to it at its respective address, each as set forth in Section 9(f) of the Securities Purchase Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 10.  All such notices and other communications shall be effective (a) if sent by certified mail, return receipt requested, when received or five Business Days after deposited in the mails, whichever occurs first, (b) if telecopied or e-mailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (c) if delivered in person, upon delivery.  For the avoidance of doubt, all Foreign Subsidiaries, as Grantors, hereby appoint the Company as its agent for receipt of service of process and all notices and other communications in the United States at the address specified below.

SECTION 11.          Miscellaneous.

(a)
No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Grantor and the Required Holders (or Collateral Agent as approved by the Required Holders), and no waiver of any provision of this Agreement, and no consent to any departure by each Grantor therefrom, shall be effective unless it is in writing and signed by each Grantor and the Required Holders (or Collateral Agent as approved by the Required Holders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment, modification or waiver of this Agreement shall be effective to the extent that it (1) applies to fewer than all of the holders of Notes or (2) imposes any obligation or liability on any holder of Notes without such holder’s prior written consent (which may be granted or withheld in such holder’s sole and absolute discretion).

(b)
No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right or remedy hereunder or under any of the other Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.  The rights and remedies of the Collateral Agent or any Noteholder provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights and remedies of the Collateral Agent or any Noteholder under any of the other Transaction Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights or remedies under any of the other Transaction Documents against such party or against any other Person, including but not limited to, any Grantor.

(c)
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(d)
This Agreement shall create a continuing Lien on and security interest in the Collateral and shall (i) remain in full force and effect until the Payment in Full of the Obligations, and (ii) be binding on each Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Collateral Agent and the Noteholders hereunder, to the ratable benefit of the Collateral Agent and the Noteholders and their respective permitted successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to any Grantor, solely in connection with a transfer of the Notes permitted by the Transaction Documents, the Collateral Agent and the Noteholders may assign or otherwise transfer their rights and obligations under this Agreement and any of the other Transaction Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent and the Noteholders herein or otherwise.  Upon any such assignment or transfer, all references in this Agreement to the Collateral Agent or any such Noteholder shall mean the assignee of the Collateral Agent or such Noteholder.  None of the rights or obligations of any Grantor hereunder may be assigned, delegated or otherwise transferred without the prior written consent of the Collateral Agent in its sole and absolute discretion, and any such assignment, delegation or transfer without such consent of the Collateral Agent shall be null and void.

(e)
Upon the Payment in Full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the respective Grantor that granted such security interests hereunder, and (ii) the Collateral Agent will, upon any Grantor’s request and at such Grantor’s expense, (A) return to such Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

(f)
Governing Law; Jurisdiction; Jury Trial.

(i)          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule of law (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York.

(ii)          Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude the Collateral Agent or the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of the Collateral Agent or a Noteholder.

(iii)
WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv)
Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

(g)

Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h)
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement.  Delivery of any executed counterpart of a signature page of this Agreement by pdf, facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(i)
This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Collateral Agent, any Noteholder or any other Person (upon (i) the occurrence of any Insolvency Proceeding of any of the Company or any Grantor or (ii) otherwise, in all cases as though such payment had not been made).

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS

AJA HOLDCO, INC.

By:
Name:
Title:

ADAGIO MEDICAL, INC.

(F/K/A ARYA SCIENCES ACQUISITION CORP IV)

By:
Name:
Title:

ACCEPTED BY:

ALLEGRO MANAGEMENT LLC, as Collateral Agent

By:
Name:
Title:

EXHIBIT A

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, modified, supplemented, renewed, restated or replaced from time to time, this “IP Security Agreement”), dated [      , 2024], is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Allegro Management LLC, in its capacity as collateral agent (the “Collateral Agent”) for the Noteholders.  All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed thereto in the Security Agreement (as defined below).

WHEREAS, AJA Holdco, Inc., a company organized under the laws of the State of Delaware (the “Company”) and each party listed as a “Buyer” therein (collectively, the “Buyers”) are parties to that certain Securities Purchase Agreement, dated [      , 2024], pursuant to which the Company shall be required to sell, and the Buyers shall purchase or have the right to purchase, the “Notes” (as defined therein) issued pursuant thereto (as such Notes may be amended, modified, supplemented, renewed, restated or replaced from time to time in accordance with the terms thereof, collectively, the “Notes”);

WHEREAS, it is a condition precedent to the purchase of the Notes under the Securities Purchase Agreement that each Grantor has executed and delivered that certain Security and Pledge Agreement, dated [      , 2024], made by the Grantors to the Collateral Agent (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, a Lien on and security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

WHEREAS, the Grantors have determined that the execution, delivery and performance of this IP Security Agreement directly benefits, and is in the best interest of, the Grantors.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Grantor agrees with the Collateral Agent, for the ratable benefit of the Collateral Agent and the Noteholders, as follows

SECTION 1.  Grant of Security.  As collateral security for the due and punctual payment and performance in full of the Obligations, as and when due, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Collateral Agent and the Noteholders, a continuing Lien on and security interest in,  all of such Grantor’s right, title and interest in, to and under the following (the “Collateral”):

(i)
the Patents and Patent applications set forth in Schedule A hereto;

(ii)
the Trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant, attachment or perfection of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications or any registrations resulting therefrom under applicable federal law), together with the goodwill symbolized thereby;

(iii)
all Copyrights, including without limitation the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv)
all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v)
any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi)
any and all Proceeds, including without limitation Cash and Noncash Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the collateral of or arising from any of the foregoing;

provided that, notwithstanding anything herein to the contrary, the term “Collateral” as used herein shall not include any Excluded Collateral.

SECTION 2.  Security for Obligations.  The grant of a Lien on and security interest in, the Collateral by each Grantor under this IP Security Agreement constitutes continuing collateral security for the payment and performance of all Obligations of such Grantor now or hereafter existing under or in respect of the Notes and the Note Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.  Recordation.  Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4.  Execution in Counterparts.  This IP Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one and the same Agreement.

SECTION 5.  Grants, Rights and Remedies.  This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the Lien and security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6.  Governing Law; Jurisdiction; Jury Trial.

(i)
All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule of law (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York.

(ii)
Each Grantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude the Collateral Agent or the Noteholders from bringing suit or taking other legal action against any Grantor in any other jurisdiction to collect on a Grantor’s obligations or to enforce a judgment or other court ruling in favor of the Collateral Agent or a Noteholder.

(iii)
WAIVER OF JURY TRIAL, ETC. EACH GRANTOR IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv)
Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

AJA Holdco, Inc.

By:
Name:
Title:

Address for Notices

26051 Merit Circle, Suite 102,
Laguna Hills, California, 92653

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Adagio Medical, Inc. (f/k/a ARYA Sciences Acquisition Corp IV)

By:
Name:
Title:

Address for Notices

26051 Merit Circle, Suite 102,
Laguna Hills, California, 92653

Schedules

Attached.